                      MORGAN STANLEY UNIVERSAL FUNDS, INC.

--------------------------------------------------------------------------------

                              HIGH YIELD PORTFOLIO

                               SEMI-ANNUAL REPORT
                                 JUNE 30, 1998

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                              HIGH YIELD PORTFOLIO

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW
COMPOSITION OF NET ASSETS (AT JUNE 30, 1998)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                       %
Cable                                5.8
Chemicals                            1.7
Communications                      14.3
Consumer Manufacturing               0.4
Energy                               2.1
Financial                            1.0
Gaming                               1.1
General Industries                   4.2
Health Care                          5.3
Hotels, Lodging & Restaurants        1.6
Media & Entertainment                6.3
Metals                               1.4
Packaging                            6.2
Retail                               6.6
Sovereign & Emerging Markets        14.0
Technology                           6.6
Transportation                       0.3
U.S. Treasury Securities             3.6
Utilities                            2.2
Other                               15.3

PERFORMANCE COMPARED TO THE SALOMON HIGH-YIELD MARKET INDEX(1)
------------------------------------

                           TOTAL RETURNS(2)
              -------------------------------------------
                             ONE        AVERAGE ANNUAL
                 YTD         YEAR     SINCE INCEPTION(3)
              ----------  ----------  -------------------
PORTFOLIO...       3.97%      11.56%          11.76%
INDEX.......       5.15%      12.32%          12.62%

1. The Salomon High-Yield Market Index includes public, non-convertible corporate bond issues with at least one year remaining to maturity and $50 million in par amount outstanding which carry a below investment grade quality rating from either Standard & Poor's or Moody's rating services.
2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.
3. Commenced operations on January 2, 1997.
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE HOLDINGS
                                        PERCENT OF
SECURITY                INDUSTRY        NET ASSETS
------------------  -----------------  -------------
                      U.S. Treasury
U.S. Treasury Note     Securities             3.6%
Nextel
 Communications,
 Inc.                Communications           3.2%
DR Structured
 Finance                 Retail               2.3%
CSC Holdings, Inc.     Technology             2.1%
Columbia/HCA             Health
 Healthcare          Care/Packaging           2.1%

TOP FIVE SECTORS
                        VALUE     PERCENT OF
INDUSTRY                (000)     NET ASSETS
--------------------  ---------  -------------
Sovereign & Emerging
 Markets              $   3,447        14.0%
Communications            3,535        14.3%
Retail                    1,627         6.6%
Technology                1,611         6.6%
Media &
 Entertainment            1,562         6.3%

THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.

The objective of the High Yield Portfolio is to achieve above average total return over a market cycle of three to five years by investing at least 65% of its total assets in high yield securities of U.S. and foreign issuers, including corporate bonds and other fixed income securities. High yield securities are rated below investment grade and are commonly referred to as "junk bonds". The Portfolio's average weighted maturity will ordinarily exceed five years and will usually be between five and fifteen years.

For the six months ended June 30, 1998, the Portfolio had a total return of 3.97% compared to 5.15% for the Salomon High-Yield Market Index (the "Index"). For the one year period ended June 30, 1998, the Portfolio had a total return of 11.56% compared to 12.32% for the Index. From inception on January 2, 1997 to June 30, 1998, the Portfolio had an average annual total return of 11.76% compared to 12.62% for the Index. At June 30, 1998, the Portfolio had an SEC 30-day yield of 8.22%.

U.S. high-yield bonds significantly underperformed high quality bonds in the second quarter as interest rates fell. The high-yield market has been negatively impacted by the renewed turmoil in Asia, the developing crisis in Russia and concern that corporate profits in the U.S. may begin to face some pressure. Even though the emerging markets represent a small portion of the high-yield index, the weakness in these markets has caused spreads in the high-yield market to widen in sympathy as investors are requiring a higher risk premium for lower rated bonds. In addition, there continued to be a substantial supply of new issues in the period, particularly in the communications sector, which the market had difficulty absorbing.

The underperformance in the second quarter was primarily due to our emphasis on non-U.S and emerging market issues relative to the benchmark along with the overweighting in the communications sector.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                              HIGH YIELD PORTFOLIO

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW   (CONT.)

While these positions caused underperformance in the second quarter, we continue to be overweight in communications and non-U.S. issues where we see significant relative value. We added to communications holdings in the second quarter, where increased new supply presented a number of attractive opportunities. These holdings are well diversified by business strategies, including competitive local exchange carriers, wireless, and long distance. New investments in the sector included Level 3 Communications, a domestic long-haul fiber network provider, and Global Crossings, which builds undersea fiber optic cable systems. Outside the U.S., holdings are focused on selected Asian corporates (with Korea being the largest exposure) and Latin American bonds, especially corporate issues in Argentina, Brazil and Mexico. While these non-U.S. markets have been weak, they currently offer very high dollar denominated yields that we believe offer significant value relative to what is available in other sectors.

Recent purchases in the healthcare and retail sectors as a result of bottom up security selection have resulted in an overweighting in these sectors as well. We purchased Tenet Healthcare, a stable, higher quality name and Oxford Health, an HMO provider that we believe is successfully working through its recent problems. Additions to the retail sector include Corporate Express, HMV Media Group and Musicland. We continue to avoid U.S. cyclicals and are underweighted in the media and entertainment, energy and metals sectors.

We have maintained an average credit quality higher than that of the index, and have balanced the opportunities in low-rated bonds with positions in higher quality issues. Additionally, the interest rate sensitivity of the Portfolio is similar to that of the benchmark. While the market environment has become more challenging recently, we see excellent bottom-up investment opportunities in securities with attractive yields relative to high quality bonds.

For the second quarter ended June 30, 1998, the Portfolio had a total return of 0.27% compared to 1.04% for the Index. The second quarter was a difficult period for the high yield market. Spreads were negatively impacted by the second phase of the Asian crisis, the developing problems in Russia and concern that corporate profits in the U.S. may begin to face pressure. In addition, there continued to be a heavy supply of new issues in the period, particularly in the communications sector, which the market had difficulty absorbing. An emphasis on non-U.S. and emerging market bonds as well as an overweighting in the communications sector detracted from relative performance in the quarter. The Portfolio remains overweighted in both of these sectors, where we see excellent relative value. Recent purchases in the healthcare and retail sectors as a result of bottom up security selection has resulted in an overweighting in these sectors as well. We have been avoiding U.S. cyclicals and are underweighted in the media and entertainment, energy and metals sectors. We continue to maintain an average credit quality higher than that of the Index, and have balanced the opportunities in low-rated bonds with positions in higher quality issues. While the market environment has become more challenging recently, we see excellent bottom-up investment opportunities in securities with attractive yields relative to high quality bonds.

July 1998

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                              HIGH YIELD PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS
                                 JUNE 30, 1998
                                  (UNAUDITED)

     FACE
    AMOUNT                                                            VALUE
    (000)                                                             (000)
---------------------------------------------------------------------------

FIXED INCOME SECURITIES (80.0%)
  CABLE (3.9%)
$          100   Cablevision Systems Corp. 9.875%, 5/15/06........  $   110
           435   Lenfest Communications, Inc. 8.375%, 11/1/05.....      462
                 Rogers Cablesystems Ltd.
           220   10.00%, 3/15/05, Series B........................      244
            50   10.125%, 9/1/12..................................       55
           100   Rogers Communications, Inc. 9.125%, 1/15/06......      101
                                                                    -------
                                                                        972
                                                                    -------
  CHEMICALS (1.7%)
           395   ISP Holdings, Inc., Series B 9.00%, 10/15/03.....      412
                                                                    -------
  COMMUNICATIONS (13.4%)
           250   Comcast Cellular Holdings Corp., Series B 9.50%,
                   5/1/07.........................................      261
         (n)50   Dial Call Communications, Inc. 0.00%, 12/15/05...       49
  DEM   (e)350   Espirit Telecom Group plc 11.00%, 6/15/08........      194
$       (e)145   Flag Ltd. 8.25%, 1/30/08.........................      146
           130   Globalstar LP/Capital 11.375%, 2/15/04...........      127
        (e)220   IXC Communications, Inc. 9.00%, 4/15/08..........      221
        (n)500   Intermedia Communications, Inc., Series B 0.00%,
                   7/15/07........................................      365
        (e)190   Level 3 Communications, Inc.
                   9.125%, 5/1/08.................................      184
                 Nextel Communications, Inc.
        (n)455   0.00%, 8/15/04...................................      441
        (n)505   0.00%, 9/15/07...................................      338
        (n)480   RCN Corp. 0.00%, 10/15/07........................      310
                 RSL Communications plc
        (e)270   9.125%, 3/1/08...................................      262
            18   12.25%, 11/15/06.................................       20
           225   Rogers Cantel, Inc. 8.30%, 10/1/07...............      220
        (n)190   Teleport Communications Group, Inc. 0.00%,
                   7/1/07.........................................      164
                                                                    -------
                                                                      3,302
                                                                    -------
  CONSUMER MANUFACTURING (0.4%)
           140   Revlon Worldwide, Series B Zero Coupon,
                   03/15/01.......................................      108
                                                                    -------
  ENERGY (2.1%)
        (e)185   Chesapeake Energy Corp.
                   9.625%, 5/1/05.................................      186
           335   Snyder Oil Corp. 8.75%, 6/15/07..................      338
                                                                    -------
                                                                        524
                                                                    -------
  FINANCIAL (1.0%)
      (e,n)140   SB Treasury Co., LLC, Series A 9.40%, 12/29/49...      139
           120   Western Financial Bank 8.875%, 8/1/07............      113
                                                                    -------
                                                                        252
                                                                    -------
  GAMING (1.1%)
           250   Station Casinos, Inc. 10.125%, 03/15/06..........      279
                                                                    -------

     FACE
    AMOUNT                                                            VALUE
    (000)                                                             (000)
---------------------------------------------------------------------------
  GENERAL INDUSTRIALS (4.2%)
$          330   American Standard Cos. 7.375%, 2/1/08............  $   324
           150   Navistar Financial Corp., Series B 9.00%,
                   6/1/02.........................................      157
           385   Norcal Waste Systems, Inc. 13.50%, 11/15/05......      443
  DEM      190   Sirona Dental Systems 9.125%, 7/15/08............      106
                                                                    -------
                                                                      1,030
                                                                    -------
  HEALTH CARE (5.3%)
$          440   Columbia/HCA Healthcare 6.91%, 6/15/05...........      425
           100   Columbia/HCA Healthcare 7.69%, 6/15/25...........       96
        (e)150   Fresenius Medical Capital Trust II 7.875%,
                   2/1/08.........................................      146
           345   Tenet Healthcare Corp. 8.625%, 1/15/07...........      356
        (e)295   Vencor, Inc. 9.875%, 5/1/05......................      290
                                                                    -------
                                                                      1,313
                                                                    -------
  HOTELS, LODGING & RESTAURANTS (1.6%)
           375   Host Marriott Travel Plaza
                   9.50%, 5/15/05.................................      399
                                                                    -------
  MEDIA & ENTERTAINMENT (6.3%)
           165   CB Richard Ellis Service 8.875%, 6/1/06..........      164
           415   Outdoor Systems, Inc. 8.875%, 6/15/07............      433
        (j)250   Paramount Communications, Inc. 8.25%, 8/1/22.....      264
           230   Sinclair Broadcast Group, Inc. 9.00%, 7/15/07....      237
           450   Viacom, Inc. 8.00%, 7/7/06.......................      464
                                                                    -------
                                                                      1,562
                                                                    -------
  METALS (1.4%)
           355   Murrin Murrin Holdings 9.375%, 8/31/07...........      350
                                                                    -------
  PACKAGING (5.6)
        (e)130   CEX Holdings, Inc. 9.625%, 6/1/08................      131
           300   Fred Meyer, Inc. 7.375%, 3/1/05..................      302
           200   Grand Casinos, Inc. 10.125%, 12/1/03.............      216
            50   Musicland Group, Inc. 9.875%, 3/15/08, Series
                   B..............................................       50
        (e)100   Oxford Health Plans 11.00%, 5/15/05..............      103
        (e)265   Samsonite Corp. 10.75%, 6/15/08..................      263
           150   SD Warren Co. 12.00%, 12/15/04...................      166
        (e)150   Tenet Healthcare Corp. 8.125%, 12/1/08...........      151
                                                                    -------
                                                                      1,382
                                                                    -------
  RETAIL (6.6%)
                 DR Structured Finance, Series
           237   93-K1 A1, 6.66%, 8/15/10.........................      222
            81   94-K1 A1, 7.60%, 8/15/07.........................       80
           230   94-K1 A2, 8.375%, 8/15/15........................      230
            35   94-K2 A2, 9.35%, 8/15/19.........................       37
 GBP    (e)125   HMV Media Group plc
                   10.875%, 5/15/08...............................      204
$          200   Kmart Funding Corp., Series F 8.80%, 7/1/10......      207
           225   Musicland Group, Inc. 9.875%, 3/15/08............      224
           489   Southland Corp. 5.00%, 12/15/03..................      425
                                                                    -------
                                                                      1,629
                                                                    -------

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                              HIGH YIELD PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS   (CONT.)
                                 JUNE 30, 1998
                                  (UNAUDITED)

     FACE
    AMOUNT                                                            VALUE
    (000)                                                             (000)
---------------------------------------------------------------------------
  SOVEREIGN & EMERGING MARKETS (14.0%)
$          100   Asia Pulp & Paper Co., Ltd., Series A 12.00%,
                   2/15/04........................................  $    70
      (e,n)175   CTI Holdings S.A. 0.00%, 4/15/08.................       97
        (e)155   Cathay International Ltd. 13.00%, 4/15/08........      132
        (n)100   Comp Energetica Sao Paul 9.125%, 6/26/07.........       90
        (n)170   Dolphin Telecom plc 0.00%, 6/1/08................       97
        (n)140   Fuji JGB Investments LLC, Series A 9.87%,
                   12/31/49.......................................      124
        (e)195   Global Crossing Holdings Ltd. 9.625%, 5/15/08....      203
        (e)150   Globo Communicacoes 10.625%, 12/5/08.............      135
            95   Grupo Minero Mexicano SA de CV, Series A 8.25%,
                   4/1/08.........................................       91
           160   Hermes Europe Railtel 11.50%, 8/15/07............      181
           500   Indah Kiat Finance Mauritius 10.00%, 7/1/07......      355
           145   Korea Electric Power Corp. 7.75%, 4/1/13.........      107
                 Multicanal S.A.
           200   10.50%, 2/1/07...................................      200
        (e)135   10.50%, 4/15/18..................................      129
           150   Phillipine Long Distance Telephone Co., Global
                   Bond 9.25%, 6/30/06............................      147
           200   Quezon Power Ltd. 8.86%, 6/15/17.................      169
           261   Republic of Argentina, Series L (Floating Rate)
                   6.625%, 3/31/05................................      231
        (e)385   Samsung Electronics America 9.75%, 5/1/03........      346
        (e)250   Satelites Mexicanos S.A. 10.125%, 11/1/04........      241
           300   TV Azteca S.A., Series B 10.50%, 2/15/07.........      302
                                                                    -------
                                                                      3,447
                                                                    -------
  TECHNOLOGY (5.3%)
           115   Advanced Micro Devices, Inc. 11.00%, 8/1/03......      122
                 American Cellular Corp.
           150   10.50%, 5/15/08..................................      151
         (e)50   12.50%, 5/15/08..................................       50
           500   CSC Holdings, Inc 7.875%, 12/15/07...............      526
      (e,n)270   NEXTLINK Communications Co. 0.00%, 4/15/08.......      165
        (e)185   Primus Telecom Group 9.875%, 5/15/08.............      181
           100   Rogers Communications, Inc. 8.875%, 7/15/07......      101
                                                                    -------
                                                                      1,296
                                                                    -------
  TRANSPORTATION (0.3%)
            75   ALPS, Series 96-1 DX 12.75%, 6/15/06.............       75
                                                                    -------
  U.S. TREASURY SECURITIES (3.6%)
           800   U. S. Treasury Note 6.50%, 10/15/06..............      849
                                                                    -------
  UTILITIES (2.2%)
           260   AES Corp. 8.50%, 11/1/07.........................      263
        (e)125   American Communication Lines LLC 10.25%,
                   6/30/08........................................      127
                 Niagara Mohawk Power, Series G
        (n)113   0.00%, 7/1/10....................................       78
            64   7.75%, 10/1/08...................................       66
                                                                    -------
                                                                        534
                                                                    -------
TOTAL FIXED INCOME SECURITIES (COST $19,679)......................   19,715
                                                                    -------
UNITS (2.2%)
  COMMUNICATIONS (0.9%)
      (e,n)345   Rhythms Netconnections 0.00%, 5/15/08............      167
      (e,n)110   Viatel, Inc. 0.00%, 4/15/08......................       66
                                                                    -------
                                                                        233
                                                                    -------
     FACE
    AMOUNT                                                            VALUE
    (000)                                                             (000)
---------------------------------------------------------------------------
  TECHNOLOGY (1.3%)
$       (e)200   American Mobile Satellite Corp. 12.25%, 4/1/08...  $   188
        (e)135   Onepoint Communications Corp. 14.50%, 6/1/08.....      127
                                                                    -------
                                                                        315
                                                                    -------
TOTAL UNITS (COST $594)...........................................      548
                                                                    -------

    SHARES
--------------

PREFERRED STOCKS (2.5%)
  CABLE (1.9%)
           418   Time Warner, Inc., Series M 10.25%...............      465
                                                                    -------
  PACKAGING (0.6%)
         1,100   Paxson Communications Corp., 13.25% PIK..........      109
           400   Paxson Communications Corp., 9.75% PIK
                   (Convertible)..................................       40
                                                                    -------
                                                                        149
                                                                    -------
TOTAL PREFERRED STOCKS (COST $585)................................      614
                                                                    -------

    NO. OF
   WARRANTS
--------------

WARRANTS (0.0%)
  PACKAGING (0.0%)
        (a)128   Paxson Communications Corp., expiring 6/30/03
                   (Cost $0)......................................       --
                                                                    -------

     FACE
    AMOUNT
    (000)
--------------

SHORT-TERM INVESTMENT (13.5%)
  REPURCHASE AGREEMENT (13.5%)
$        3,325   Chase Securities, Inc. 5.40%, dated 6/30/98, due
                   7/1/98, to be repurchased at $3,326,
                   collateralized by U.S. Treasury Bonds, 8.875%,
                   due 2/15/19, valued at $3,406
                   (COST $3,325)..................................    3,325
                                                                    -------
TOTAL INVESTMENTS (98.2%) (COST $24,183).............................................   24,202
                                                                                        -------
OTHER ASSETS (3.9%)
  Receivable for Portfolio Shares Sold......................................  $   379
  Interest Receivable.......................................................      374
  Receivable for Investments Sold...........................................      194
  Net Unrealized Gain on Forward Foreign Currency Exchange Contracts........        1
  Other.....................................................................        9      957
                                                                              -------
LIABILITIES (-2.1%)
  Payable for Investments Purchased.........................................     (419)
  Professional Fees Payable.................................................      (33)
  Payable for Portfolio Shares Redeemed.....................................      (23)
  Bank Overdraft............................................................      (20)
  Directors' Fees and Expenses Payable......................................       (6)
  Investment Advisory Fees Payable..........................................       (5)
  Administrative Fees Payable...............................................       (5)
  Custodian Fees Payable....................................................       (3)
  Other Liabilities.........................................................       (1)    (515)
                                                                              -------   -------
NET ASSETS (100%)....................................................................   $24,644
                                                                                        -------
                                                                                        -------

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                              HIGH YIELD PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS   (CONT.)
                                 JUNE 30, 1998
                                  (UNAUDITED)

                                                                                        AMOUNT
                                                                                         (000)
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
Applicable to 2,237,941 outstanding $0.001 par value Shares (authorized
  500,000,000 shares).......................................................            $11.01
                                                                                        -------
                                                                                        -------
NET ASSETS CONSIST OF:
Paid in Capital......................................................................   $23,707
Undistributed Net Investment Income..................................................      678
Accumulated Net Realized Gain........................................................      241
Unrealized Appreciation on Investments and Foreign Currency Translations.............
                                                                                            18
                                                                                        -------
NET ASSETS..................................................................            $24,644
                                                                                        -------
                                                                                        -------

---------------------------------------------------

FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:
Under the terms of foreign currency exchange contracts open at June 30, 1998, the Portfolio is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:

                                                                     NET
 CURRENCY                             IN EXCHANGE                UNREALIZED
TO DELIVER     VALUE     SETTLEMENT       FOR                    GAIN (LOSS)
  (000)        (000)        DATE         (000)     VALUE (000)      (000)
----------     -----     -----------  -----------     -----     -------------
U.S.$  205   $     205       7/2/98      GBP 124    $     206     $       1
   DEM 350         195      9/24/98    U.S.$ 197          197             2
  GBP  125         208      10/2/98    U.S.$ 207          207            (1)
   DEM 190         106      10/6/98    U.S.$ 105          105            (1)
                 -----                                  -----           ---
             $     714                              $     715     $       1
                 -----                                  -----           ---
                 -----                                  -----           ---

----------------------------------------------------------------
FUTURES CONTRACTS:
At June 30, 1998 the following futures contracts were open:

                   NUMBER          AGGREGATE                    UNREALIZED
                     OF           FACE VALUE     EXPIRATION    APPRECIATION
                  CONTRACTS          (000)          DATE      (DEPRECIATION)
               ---------------  ---------------  -----------  ---------------
Sales:
Long Gilt                 1              181        Sept-98      $  --

---------------

(a)   --  Non-income producing security
(e)   --  144A Security--certain conditions for public sale may exist.
(j) -- A portion of these securities was pledged to cover margin requirements for future contracts.
(n) -- Step Bond--coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 1998. Maturity date disclosed is the ultimate maturity date.
DEM   --  German Mark
GBP   --  British Pound
PIK   --  Payment-In-Kind. Income may be paid in additional securities or in cash at the discretion of the issuer.

Floating Rate -- Interest rate changes on these instruments are based upon a designated base rate. The rates shown are those in effect at June 30, 1998.

----------------------------------------------------------------
At June 30, 1998, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

                                             NET APPRECIATION
  COST      APPRECIATION    (DEPRECIATION)    (DEPRECIATION)
  (000)         (000)            (000)             (000)
---------  ---------------  ---------------  -----------------
$  24,183     $     422        $    (403)        $      19

---------------

For the six months ended June 30, 1998, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $2,465,000 and $445,000, respectively. There were no purchases and sales of long-term U.S. Government securities during the six months ended June 30, 1998.
---------------

At June 30, 1998, a significant portion of the Portfolio's assets were invested in high yield debt. These investments are often traded by one market maker who may also be utilized by the Portfolio to provide pricing information used to value such securities. The amounts realized upon disposition of these securities may differ from the value reflected on the Statement of Net Assets and the differences could be material.

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                              HIGH YIELD PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF OPERATIONS

                                                                SIX MONTHS
                                                                     ENDED
                                                                  JUNE 30,
                                                                      1998
                                                                  (UNAUDITED)
                                                                     (000)
--------------------------------------------------------------------------

INVESTMENT INCOME:
  Interest                                                          $ 723
  Dividends                                                            20
                                                               -----------
    Total Income                                                      743
                                                               -----------
EXPENSES:
  Investment Advisory Fees                                             42
  Less: Fees Waived                                                   (39)
                                                               -----------
  Net Investment Advisory Fees                                          3
  Professional Fees                                                    26
  Administrative Fees                                                  22
  Shareholder Reports                                                  12
  Custodian Fees                                                        4
                                                               -----------
    Net Expenses                                                       67
                                                               -----------
Net Investment Income                                                 676
                                                               -----------
NET REALIZED GAIN ON:
  Investments Sold                                                    198
                                                               -----------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
  Investments                                                        (313)
  Foreign Currency Translations                                        (1)
                                                               -----------
    Change in Unrealized Appreciation/Depreciation                   (314)
                                                               -----------
Net Realized Gain and Change in Unrealized
  Appreciation/Depreciation                                          (116)
                                                               -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $ 560
                                                               -----------
                                                               -----------

--------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS

                                              SIX MONTHS         PERIOD FROM
                                                   ENDED          JANUARY 2,
                                                JUNE 30,            1997* TO
                                                    1998        DECEMBER 31,
                                             (UNAUDITED)                1997
                                                   (000)               (000)
----------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                         $   676             $   720
  Net Realized Gain                                 198                 191
  Change in Unrealized
    Appreciation/Depreciation                      (314)                332
                                                -------             -------
  Net Increase in Net Assets
    Resulting from Operations                       560               1,243
                                                -------             -------
DISTRIBUTIONS:
  Net Investment Income                              --                (719)
  Net Realized Gain                                  --                (147)
                                                -------             -------
  Total Distributions                                --                (866)
                                                -------             -------
CAPITAL SHARE TRANSACTIONS (1):
 Subscribed                                      13,018              11,950
 Distributions Reinvested                            --                 257
 Redeemed                                        (1,424)                (94)
                                                -------             -------
 Net Increase in Net Assets Resulting
   from Capital Share Transactions               11,594              12,113
                                                -------             -------
 Total Increase in Net Assets                    12,154              12,490
NET ASSETS:
  Beginning of Period                            12,490                  --
                                                -------             -------
  End of Period (Including
    undistributed net investment
    income of $678 and $2,
    respectively)                               $24,644             $12,490
                                                -------             -------
                                                -------             -------
----------------------------------------------------------------------------
(1) Capital Share Transactions:
      Shares Subscribed                           1,188               1,164
      Shares Issued on Distributions
       Reinvested                                    --                  24
      Shares Redeemed                              (130)                 (9)
                                                -------             -------
    Net Increase in Capital Shares
     Outstanding                                  1,058               1,179
                                                -------             -------
                                                -------             -------
----------------------------------------------------------------------------

* Commencement of operations

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                              HIGH YIELD PORTFOLIO

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS

                                                                    PERIOD FROM
                                        SIX MONTHS ENDED       JANUARY 2, 1997*
                                         JUNE 30, 1998 #        TO DECEMBER 31,
SELECTED PER SHARE DATA AND RATIOS           (UNAUDITED)                   1997
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                                      $ 10.59                $ 10.00
                                              -------                -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                          0.43                   0.63
  Net Realized and Unrealized
    Gain(Loss)                                  (0.01)                  0.72
                                              -------                -------
  Total From Investment Operations               0.42                   1.35
                                              -------                -------
DISTRIBUTIONS
  Net Investment Income                            --                  (0.63)
  Net Realized Gain                                --                  (0.13)
                                              -------                -------
  Total Distributions                              --                  (0.76)
                                              -------                -------
NET ASSET VALUE, END OF PERIOD                $ 11.01                $ 10.59
                                              -------                -------
                                              -------                -------
TOTAL RETURN                                     3.97%                 13.53%
                                              -------                -------
                                              -------                -------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)             $24,644                $12,490
Ratio of Expenses to Average Net
  Assets                                         0.80%**                0.81%**
Ratio of Expenses to Average Net
  Assets
  Excluding Interest Expense                      N/A                   0.80%**
Ratio of Net Investment Income to
  Average Net Assets                             8.02%**                7.41%**
Portfolio Turnover Rate                            69%                    78%
-------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period:
  Per Share Benefit to Net
    Investment Income                         $  0.02                $  0.08
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                 1.27%**                1.68%**
  Net Investment Income to Average
    Net Assets                                   7.55%**                6.53%**

--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Annualized
  # Net investment income and capital charges per share are based upon monthly average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 1998 (UNAUDITED)

--------------------------------------------------------------------------------

Morgan Stanley Universal Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of June 30, 1998, the Fund was comprised of eleven separate active portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements cover only the High Yield Portfolio.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date, for which market quotations are readily available, are valued at the average of the mean between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service which are based primarily on institutional size trading in similar groups of securities. The prices provided by a pricing service are determined without regard to bid or last sale prices, but take into account institutional size trading in similar groups of securities and any developments related to the specific securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Certain Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on the movement of foreign currency and are accrued based on the value of investments denominated in such currency.

3. REPURCHASE AGREEMENTS: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

    - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

    - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                           JUNE 30, 1998 (UNAUDITED)

--------------------------------------------------------------------------------

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Prior governmental approval for foreign investments may be required under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Statement of Net Assets) may be created and offered for investment. The "local" and "foreign" shares' market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities are identified as fair valued in the Statement of Net Assets.

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: Certain Portfolios may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates and, in certain situations, to gain exposure to foreign currencies. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolios as unrealized gain or loss. The Portfolios record realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: The Portfolios may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not to exceed 120 days) after the date of the transaction. Additionally, the Portfolio may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Portfolio on such securities prior to delivery. When the Portfolio enters into a purchase transaction on a when-issued or delayed delivery basis, it establishes either a segregated account in which it maintains liquid assets in an amount at least equal in value to the Portfolio's commitments to purchase such securities or designates such assets as segregated on the custodian's records for the Portfolio's regular custody account. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

7. LOAN AGREEMENTS: Certain Portfolios may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders") deemed to be creditworthy by the investment adviser. The Portfolio's investments in Loans may be in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans ("Assignments") from third parties. The Portfolio's investment in Participations typically results in the Portfolio having a contractual relationship with only the Lender and not with the borrower. The Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only upon receipt by the Lender of the payments from the borrower. The Portfolio generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Portfolio may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. When the Portfolio purchases Assignments from Lenders, it typically acquires direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

8. ORGANIZATIONAL COSTS: The organizational costs of the Fund are being amortized on a straight line basis over a period of five years beginning with the commencement of operations. Morgan Stanley Asset Management Inc. has

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                           JUNE 30, 1998 (UNAUDITED)

--------------------------------------------------------------------------------
agreed that in the event any of its initial shares which comprised the Fund at inception are redeemed, the proceeds on redemption will be reduced by the pro-rata portion of any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the initial shares held at time of redemption.

9. SHORT SALES: Certain Portfolios may sell securities short. A short sale is a transaction in which the Portfolio sells securities it may or may not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Portfolio is obligated to replace the borrowed securities at the market price at the time of replacement. The Portfolio may have to pay a premium to borrow the securities as well as pay any dividends or interest payable on the securities until they are replaced. The Portfolio's obligation to replace the securities borrowed in connection with a short sale will generally be secured by collateral deposited with the broker that consists of cash, U.S. government securities or other liquid, high grade debt obligations. In addition, the Portfolio will either designate on the custodian records in its regular custody account or place in a segregated account with its Custodian an amount of cash, U.S. government securities or other liquid high grade debt obligations equal to the difference, if any, between (1) the market value of the securities sold and
(2) any cash, U.S. government securities or other liquid high grade debt obligations deposited as collateral with the broker in connection with the short sale. Short sales by the Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

10. FUTURES: Certain Portfolios may purchase and sell futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specified security, index, instrument or basket of instruments. Futures contracts (secured by cash or government securities deposited with brokers or custodians as "initial margin") are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gains or losses in the Statement of Operations.

Certain Portfolios may use futures contracts in order to manage exposure to the stock and bond markets, to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Futures contracts involve market risk in excess of the amounts recognized in the Statement of Net Assets. Risks arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Portfolios may not be able to enter into a closing transaction because of an illiquid secondary market.

11. SWAP AGREEMENTS: The Portfolios may enter into swap agreements to exchange one return or cash flow for another return or cash flow in order to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. The following summarizes swaps which may be entered into by the Portfolios.

INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations. Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations.

Because there is no organized market for these swap agreements, the value of open swaps reported in the Statement of Net Assets may differ from that which would be realized in the event the Portfolio terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

12. PURCHASED AND WRITTEN OPTIONS: Certain Portfolios may write covered call and put options on portfolio securities and other financial instruments. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                           JUNE 30, 1998 (UNAUDITED)

--------------------------------------------------------------------------------
options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the net realized gain or loss. By writing a covered call option, a Portfolio, in exchange for the premium, foregoes the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase. By writing a covered put option, a Portfolio, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security below the exercise price.

Certain Portfolios may purchase call and put options on portfolio securities or other financial instruments. The Portfolio may purchase call options to protect against an increase in the price of the security or financial instrument it anticipates purchasing. Each Portfolio may purchase put options on securities which it holds or other financial instruments to protect against a decline in the value of the security or financial instrument or to close out covered written put positions. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of options relating to the securities purchased or sold by the Portfolio and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

13. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased (other than mortgage-backed securities) are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Distributions from the Portfolios are recorded on the ex-distribution date.

The amount and character of income and capital gain distributions to be paid by Portfolios of the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for the character and timing of the recognition of gains or losses on securities and foreign currency exchange contracts, the timing of the deductibility of certain foreign taxes and dividends received from real estate investment trusts.

Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed net investment income
(loss), accumulated net realized gain (loss) and paid in capital.

Permanent book and tax differences, if any, are not included in ending undistributed (distributions in excess of) net investment income/accumulated net investment loss for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, including Russia, ownership of shares is defined according to entries in the issuer's share register. In Russia, there currently exists no central registration system and the share registrars may not be subject to effective state supervision. It is possible that a Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject a Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

B. ADVISER: Miller Anderson & Sherrerd, LLP ("MAS"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., provides the High Yield Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

                                                  FROM            MORE
                                 FIRST        $500 MILLION        THAN
PORTFOLIO                    $500 MILLION     TO $1 BILLION    $1 BILLION
--------------------------  ---------------  ---------------  -------------
High Yield................         0.50%            0.45%           0.40%

MAS has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratio of 0.80%.

C. ADMINISTRATOR: MSAM (the "Administrator") also provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank ("Chase"), CGFSC provides certain administrative services to the Fund. For such services, the Administrator pays CGFSC a portion of the fee the Administrator receives from the Fund. Certain employees of CGFSC are officers of the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

D. CUSTODIANS: Morgan Stanley Trust Company ("MSTC"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., acts as custodian for the Fund's assets held outside the

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                           JUNE 30, 1998 (UNAUDITED)

--------------------------------------------------------------------------------
United States in accordance with a custodian agreement. Chase serves as custodian for the Fund's U.S. assets in accordance with a separate custodian agreement. Custodian fees are computed and payable monthly based on assets held, investment purchases and sales activity, an account maintenance fee, plus reimbursement for certain out-of-pocket expenses.

E. OTHER: At June 30, 1998, the net assets of certain Portfolios were substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities.

From time to time, a Portfolio may have shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on those Portfolios.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.

--------------------------------------------------------------------------------

DIRECTORS

Barton M. Biggs
CHAIRMAN OF THE BOARD
 Chairman and Director, Morgan Stanley Asset Management Inc.
 and Morgan Stanley Asset Management Limited;
 Managing Director, Morgan Stanley & Co. Incorporated

Michael F. Klein
DIRECTOR AND PRESIDENT
 Principal, Morgan Stanley Asset Management Inc. and
 Morgan Stanley & Co. Incorporated

John D. Barrett II
Chairman and Director,
Barrett Associates, Inc.

Gerard E. Jones
Partner, Richards & O'Neil LLP

Andrew McNally IV
River Road Partners

Samuel T. Reeves
Chairman of the Board and CEO,
Pinacle L.L.C.

Fergus Reid
Chairman and Chief Executive Officer,
LumeLite Plastics Corporation

Frederick O. Robertshaw
Of Counsel, Copple, Chamberlin & Boehm, P.C.

INVESTMENT ADVISERS AND ADMINISTRATORS

Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020

Miller Anderson & Sherrerd, LLP
One Tower Bridge
West Conshohocken, PA 19428-2899

DISTRIBUTOR

Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, NY 10020

CUSTODIANS

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11210

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, NY 11245

OFFICERS

Stefanie V. Chang
VICE PRESIDENT

James A. Gallo
VICE PRESIDENT

Harold J. Schaaff, Jr.
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Lorraine Truten
VICE PRESIDENT

Valerie Y. Lewis
SECRETARY

Joanna M. Haigney
TREASURER

Rene J. Feuerman
ASSISTANT TREASURER

Karl O. Hartmann
ASSISTANT SECRETARY

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP
2000 One Logan Square
Philadelphia, Pennsylvania 19103

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

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THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY
THE PROSPECTUS OF THE MORGAN STANLEY UNIVERSAL FUNDS, INC. WHICH DESCRIBES IN DETAIL EACH INVESTMENT PORTFOLIO'S INVESTMENT POLICIES, FEES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

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